Industrial Income Trust™

Dividend Capital®

Global Trade + Consumer Demand For Essential Goods = Growth Potential for Industrial Real Estate

Industrial Income Trust Inc. Portfolio Update and Estimated Net Asset Value Summary January 23, 2015 Exhibit 99.3

The information contained herein should be read in conjunction with, and is qualified by, the information in the Industrial Income Trust
Inc. (the “Company” or “IIT”) Annual Report on Form 10-K for the year ended December 31, 2013 (the “Annual Report”) and in the
Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2014, as filed with the Securities and Exchange
Commission (the “SEC”), including the “Risk Factors” contained therein.  This presentation should also be read in conjunction with, and is qualified by, the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2015 (the “Valuation 8-K”).  Please read the
Valuation 8-K for a more complete description of the limitations of and the methodologies and assumptions used to determine the
Company’s estimated net asset value per share.
The estimated NAV per share was calculated as of a moment in time, and, although the value of the Company’s common shares will fluctuate over time as a result of, among other things, developments related to individual assets, changes in the real estate and capital markets, sales of assets and payment of disposition fees and expenses in connection therewith, the distribution of sales proceeds to the
Company’s stockholders and changes in corporate policies such as the Company’s distribution level relative to earnings, the Company does not undertake to update the estimated NAV per share on a regular basis. As a result, stockholders should not rely on the estimated NAV per share as being an accurate measure of the then-current value of shares of the Company’s common stock in making a decision to buy or sell shares of the Company’s common stock, including whether to reinvest distributions by participating in the distribution reinvestment plan and whether to request redemption under the Company’s share redemption program.
This presentation contains forward-looking statements that are based on the Company’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties, including, without limitation, the Company’s ability to maintain occupancy levels and lease rates at its properties, the Company’s ability to repay or successfully refinance its debt obligations, the future operating performance of IIT’s investments, the level of participation in the Company’s distribution reinvestment plan, and those risks set forth in the Annual Report on Form 10-K for the year ended December 31, 2013, as amended or supplemented by the Company’s other filings with the SEC. Any of these statements could be inaccurate, and actual events or the Company’s investments and results of operations could differ materially from those expressed or implied. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.
Forward-Looking Statements

IIT Offerings and Pricing Overview
Initial Offering:
•
Broke escrow March 2010, terminated April 2012
•
Raised approximately $1.0 billion, including DRP
•
Offering price of $10.00 per share
Follow-on Offering:
•
Commenced April 2012, terminated July 2013
•
Raised approximately $1.2 billion, including DRP
•
Offering price of $10.40 per share
Distribution Reinvestment Plan (“DRP”)
1
:
•
Initial Offering
–
DRP price of $9.50 per share (95% of initial offering price)
•
Follow-On Offering and Subsequent Offering of DRP shares
–
DRP price of $9.88 per
share (95% of follow-on offering price)
1
Please see disclosure later in this presentation concerning the new DRP price, effective as of March 1, 2015

IIT Portfolio and Capital Overview
Estimated as of December 31, 2014
Portfolio Summary Data:
•
First acquisition in June 2010
•
115 transactions, including two to be acquired assets described below
•
300 assets, 60.4 million square feet, 19 markets, more than 500 tenants
•
283 wholly-owned buildings
•
2 buildings owned in joint ventures
•
2 assets that are to be acquired upon anticipated building completion in the first half of
2015 pursuant to executed purchase contracts
•
6 buildings under development consisting of approximately 0.6 million square feet
•
7 undeveloped land assets consisting of approximately 75.4 acres
•
Gross book basis, including pro rata share of investments in unconsolidated affiliates of $3.85 billion
Distribution Data
1
:
•
Have declared distributions in the amount of $0.15625 per share per quarter since breaking escrow in the initial offering, which is equal to approximately $333.4 million in declared distributions through December 31, 2014
•
6.25% annualized distribution rate on $10.00 per share initial offering price
•
6.01% annualized distribution rate on $10.40 per share follow-on offering price
1
The annualized distribution rate based on the estimated NAV per share of $11.04 as of December 31, 2014 is 5.66%

IIT Balance Sheet Overview
Estimated as of December 31, 2014
Leverage:
•
Principal outstanding of approximately $2.0 billion, including approximately $1.13 billion of mortgage debt, $500.0 million of term loans and $343.0 million of line of credit borrowings
•
Equates to approximately 52% of gross purchase price
•
Weighted average remaining term (including extension options) of 5.1 years
•
Weighted average annualized interest rate of 3.6%, adjusted for swaps
Other Assets / Liabilities:
•
Other assets include primarily acquisition deposits, pre-paid expenses and cash
•
Other liabilities include primarily tenant pre-paid rents, accounts payable and dividends payable
Total Shares Outstanding of approximately 211.6 million

Estimated Net Asset Value (NAV) Process 1
Engaged Duff & Phelps, LLC (“Duff & Phelps”), an independent global valuation advisory and corporate finance consulting firm, to provide a positive assurance opinion as to the reasonableness of the
Company’s methodologies, assumptions and valuation conclusions used in determining an estimated net asset value (NAV) per share as of December 31, 2014 (the “Valuation Date”)
The Company utilized the following asset and liability valuation methods:
•
293 assets
2
, including six buildings under development – discounted cash flow, assuming the rates below, and sales comparison methodologies
•
Seven undeveloped land assets – discounted cash flow approach for those assets intended to be developed in the near term and the sales comparison approach otherwise
•
Fixed rate debt – fair value method (“mark to market”)
3
•
Other assets and other liabilities – carrying or book value
•
Estimated disposition fee and incentive fee adjustments – based on hypothetical liquidation of the Company and its assets on the Valuation Date
1
This presentation should be read in conjunction with, and is qualified by, the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2015
2
Includes two investments in unconsolidated affiliates and two assets that are to be acquired upon anticipated building completion in the first half of 2015 pursuant to executed purchase contracts
3
Although the Company currently intends to retain its fixed-rate debt at least through the dates on which the Company is able to repay such debt without penalty, FMV of the
Company’s fixed-rate debt assumes such debt was theoretically replaced on the Valuation Date, thus resulting in a negative non-cash mark to market adjustment
Range of
Rates
Exit capitalization rate 5.50% to 8.00% 6.15%
Discount rate 5.75% to 9.00% 6.67%
Weighted-
Average Rate

Estimated Net Asset Value (NAV) Process 1
Duff & Phelps reviewed Company and 3
rd
party data, including but not limited to the
following:
•
Financial and operating information provided by the Company
•
Estimates regarding capitalization rates, discount rates, market rents and associated growth rates
•
Market publications and other resources, including local Duff & Phelps market expert information, to measure current market conditions, comparable property and lease data, supply and demand factors, growth patterns and their effect on subject properties
•
Methodologies for each property level valuation completed by the Company
•
Mark to market assumptions for each of the Company’s mortgage and credit facilities
•
Estimated disposition fee and incentive fee adjustments
•
Fully diluted common stock calculations
Duff & Phelps representatives performed physical inspections of approximately 23% and 24%
of the Company’s properties based on total square footage and property values, respectively
Based on its review, Duff & Phelps concluded that the following were reasonable and provided a positive assurance opinion on the Company estimated valuations:
•
Estimated value of real estate, inclusive of underlying property assumptions such as market rents, market rent growth, exit cap rates and discount rates
•
Estimated fair market value of fixed rate debt
•
Estimated value of other assets and liabilities
•
Estimated disposition and incentive fees payable to the Company’s advisor and sponsor, respectively
•
Total shares outstanding as of the Valuation Date
1
This presentation should be read in conjunction with, and is qualified by, the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2015

Estimated Net Asset Value (NAV) Summary 1
Estimated as of December 31, 2014
On January 22, 2015, the Company’s board of directors (the “Board”) determined the estimated gross asset value, based on information as of the Valuation Date, of approximately $2.459 billion or $11.62 per share
•
Determined by estimating the current value of the Company’s assets and subtracting the estimated market value of its liabilities in accordance with the methodologies and assumptions described in this presentation
Estimated gross asset value was determined in accordance with the Investment Program
Association Practice Guideline 2013-01 titled “Valuations of Publicly Registered Non-Listed
REITs,” issued April 29, 2013 (the “IPA Guideline”)
On January 22, 2015, the Board determined the estimated NAV as of the Valuation Date of approximately $2.336 billion or $11.04 per share
•
Determined by taking the gross asset value determined in accordance with the IPA Guideline and subtracting estimated disposition fees and incentive fees payable to the Company’s advisor and sponsor, respectively
Duff & Phelps opined that the valuation methodologies used by the Company and the estimated NAV per share determined by the Board are reasonable
1
This presentation should be read in conjunction with, and is qualified by, the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2015

Estimated Net Asset Value (NAV) Summary 1
Estimated as of December 31, 2014
1
This presentation should be read in conjunction with, and is qualified by, the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2015
2
Includes two assets that are to be acquired upon anticipated building completion in the first half of 2015 pursuant to executed purchase contracts
Total In 000’s Per Share
$4,544,868 $21.48
($1,984,695) ($9.38)
(52,839) (0.25)
($2,085,979) ($9.86)
$2,458,889 $11.62
($90,897) ($0.43)
(31,743) (0.15)
($122,640) ($0.58)
$2,336,249 $11.04
211,573
Real Property Assets
300 Total Real Property Assets
2
Liabilities
Debt Obligations
Debt Mark To Market Adjustments
Estimated Net Asset Value
Estimated Gross Asset Value
Total Liabilities
Shares Outstanding
(0.23)
Other Liabilities Net of Cash & Other Assets
Estimated Disposition Fee Adjustments
Estimated Incentive Fee Adjustments
Total Adjustments
(48,445)

Estimated Net Asset Value (NAV) Summary 1
Estimated as of December 31, 2014
The following factors, which could result in a premium or discount to NAV, were among the factors not taken into consideration when determining estimated NAV:
•
Significant size and management of the Company’s portfolio
•
Synergies, cost savings or other attributes that some buyers may ascribe
•
Services provided by the Company’s advisor
•
The Company’s shares could trade at a premium or discount to NAV if the Company were to list its shares on a national securities exchange
Sensitivity analysis of the estimated NAV was performed based on +/- 25 basis point movements in the following, holding all else constant:
•
Exit cap rates (estimated NAV assumes 6.15% weighted average exit cap rate)
•
Discount rates (estimated NAV assumes 6.67% weighted average discount rate)
•
Fair market value of fixed rate debt effective rate (estimated NAV assumes 3.27% versus 4.25%
contractual)
1
This presentation should be read in conjunction with, and is qualified by, the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2015
Decrease of Decrease of Increase of Increase of
Sensitivity 25 basis points 25 basis points 25 basis points 25 basis points
(In Thousands) (Per Share) (In Thousands) (Per Share)
Exit capitalization rate $104,421 $0.49 ($96,307) ($0.46)
Discount rate $75,761 $0.36 ($73,963) ($0.35)
Fair market value of debt effective rate ($15,804) ($0.07) $15,540 $0.07
Increase (Decrease) to the Estimated NAV due to:

Summary of Estimated NAV 1
The estimated NAV as of the Valuation Date is equal to approximately
$2.336 billion or $11.04 per share
The estimated NAV does not represent the fair value of the Company’s assets less liabilities in accordance with U.S. generally accepted accounting principles
The estimated NAV per share is not a representation, warranty or guarantee that:
•
A stockholder would be able to realize the estimated NAV per share if such stockholder attempts to sell his or her shares
•
A stockholder would ultimately realize distributions per share equal to the estimated NAV per share upon the Company’s liquidation or sale
•
Shares of the Company’s common stock would trade at the estimated NAV per share on a national securities exchange
•
A third party would offer the estimated NAV per share in an arm’s-length transaction to purchase all or substantially all of the Company’s shares of common stock
1
This presentation should be read in conjunction with, and is qualified by, the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2015

Summary of Amendments to
Distribution Reinvestment Plan and Share Redemption Plan
1,2
Under the amended distribution reinvestment plan and the amended share redemption program, which take effect on March 1, 2015, shares will be reinvested and redeemed, respectively, at a price equal to 95% of the estimated NAV per share most recently announced by the Company in a public filing with the SEC as of the date of the applicable reinvestment or redemption
Participants in the Company’s distribution reinvestment plan may acquire shares at a price equal to $10.49 per share, or 95% of the estimated NAV per share beginning with distributions declared for the first quarter of 2015, which are expected to be paid on or before April 15, 2015
Beginning March 31, 2015, shares redeemed under the Company’s share redemption program will be redeemed at a price of $10.49 per share
1
This presentation should be read in conjunction with, and is qualified by, the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2015
2
Stockholders’ ability to have their shares redeemed under the Company’s share redemption program is limited and the Board may, in its sole discretion, amend, suspend or terminate the Company’s share redemption program and the Company’s distribution reinvestment plan